Exhibit 99.1

TETRA Technologies, Inc. Announces Pricing of Public Offering of Common Stock

SPRING, Texas, June 2, 2026, (PR Newswire) – TETRA Technologies, Inc. (“TETRA” or the “Company”) (NYSE: TTI) today announced the pricing of an underwritten public offering of 10,810,811 shares of its common stock, par value $0.01 per share (“Common Stock”), at a price to the public of $9.25 per share, pursuant to an effective shelf registration statement on Form S-3 (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”).

The Company intends to use the net proceeds it receives from the offering for general corporate purposes, including funding a portion of the construction costs of its Arkansas bromine project.

The Company has granted the underwriters a 30-day option to purchase up to an additional 1,621,621 shares of Common Stock solely to cover any over-allotments at the public offering price, less the underwriting discounts and commissions.

J.P. Morgan is serving as lead book-running manager for the offering. Jefferies is also serving as book-running manager. Berenberg, Johnson Rice & Company, Northland Capital Markets and CJS Securities are serving as co-managers for the offering. The offering is expected to close on June 4, 2026, subject to customary closing conditions.

The offering is being made only by means of a prospectus and a final prospectus supplement that meet the requirements under the Securities Act of 1933, as amended. Copies of the final prospectus supplement and accompanying base prospectus relating to the offering and final prospectus supplement, when available, may be obtained from: J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717 or by email at prospectus-eq_fi@jpmchase.com, or by accessing the SEC’s website at www.sec.gov.

The Registration Statement was filed with the SEC on May 12, 2025 and declared effective on May 22, 2025. The Registration Statement may be obtained free of charge at the SEC’s website at www.sec.gov under “TETRA Technologies, Inc.” A preliminary prospectus supplement thereto has been filed with the SEC. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the shares of Common Stock or any other securities, nor shall there be any sale of such shares of Common Stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Company Overview

TETRA Technologies, Inc. is an energy services and solutions company focused on developing environmentally conscious services and solutions. With operations on six continents, the Company’s portfolio consists of Energy Services, Industrial Chemicals, and Critical Minerals.

Investor Contact

For further information, please contact Matt Sanderson, Executive Vice President and Chief Financial Officer, at (281) 367-1983 or via email at msanderson@onetetra.com or Kurt Hallead, Treasurer and Vice President of Investor Relations at (281) 367-1983 or via email at khallead@onetetra.com.

Cautionary Note Regarding Forward-Looking Statements

This news release includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as “may,” “see,” “expectation,” “expect,” “intend,” “estimate,” “projects,” “anticipate,” “believe,” “assume,” “could,” “should,” “plans,” “targets” or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements that the Company intends to be included within the safe harbor protections provided by the federal securities laws. These forward-looking statements include any statements regarding the offering of Common Stock, including those regarding the use of proceeds of the offering and the closing of the offering. These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to several risks and uncertainties, many of which are beyond the control of the Company. Investors are cautioned that any such statements are not guarantees of future performance or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, those described in the section titled “Risk Factors” contained in the Company’s Annual Reports on Form 10-K, as well as other risks identified from time to time in its reports on Form 10-Q and Form 8-K filed with the SEC. Investors should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and the Company undertakes no obligation to update or revise any forward-looking statements, except as may be required by law.